October 14, 2026

Full Year FY26 Revenue Growth (Local Currency)1 2% - 5% 5% Adjusted EPS2 $13.52 - $13.90 $13.97 Adjusted Operating Margin2 15.7% - 15.9% 15.8% Cash Returned to Shareholders +20 bps over adjusted FY25 8% increase over adjusted FY25 At least $9.3B $11.5B Added $4.5B in incremental revenue$84.5B in bookings book to bill = 1.1 Free Cash Flow2 $9.8B - $10.5B $11.6B FY26 ActualOriginal Guidance 1 Revenue YOY growth in local currency is calculated by restating current-period activity into U.S. dollars using the comparable prior-year period's foreign-currency exchange rates. 2 Reconciliation of GAAP to Non-GAAP measures provided in appendix. FCF:NI 1.4X 38% increase over FY25 What we delivered in FY26

FY22 Revenue $74.2B$61.6B $12.6B Adjusted EPS1 $13.97$10.71 $3.26 7% CAGR Adjusted Operating Margin1 15.8%15.2% +60bps 1 Reconciliation of GAAP to Non-GAAP measures provided in appendix. FY22 is GAAP Operating Margin and EPS. 2 Includes capital related to the CyberOT acquisitions including Dragos, announced in Q4 FY26, closed in Q1 FY27 3 Includes additional share repurchases of $2B in Q4 FY26 Cash Returned to Shareholders $11.5B3$8.3B$7.8B$7.2B $34.8B Step Up Cumulative FY26 FY23 FY24 FY25 FY26 Acquisition Capital Deployed $1.5B$6.6B$2.5B $18.7B$8.1B2 Key Operating Investments ($ Billions) $3.3B$3.0B$3.4B$3.3B $13.0B What we delivered

Disciplined capital allocation Strong cash flow with FCF:NI ≥ 1.1 Dividend growth with a payout ratio in the mid to high-40s as a percent of prior year net income Share repurchases greater than issuances Capital deployed to acquisitions to fuel organic growth 10 – 30 bps margin expansion in FY27, FY28, and FY29 While investing at scale both organically and inorganically to drive long-term growth Sustainable margin expansion Growth ambition Mid-single digit growth in FY27 and FY28 Mid to high-single digits in FY29 Continued market share gains Expanded TAM to $3 trillion1 1 TAM estimates are based on custom research by leading industry analyst firms and reflect Accenture’s scope and market definition

FY27 FY28 FY29 Revenue Growth (local currency) Free Cash Flow Cash Returned to Shareholders FCF to Net Income ≥ 1.1XFCF to Net Income ≥ 1.1X Dividend at high 40s payout ratio of prior year net income Repurchases greater than issuances FCF to Net Income of 1.2 to 1.3 At least $9.5B Dividend per share growth of 5%, payout ratio at high 40s of prior year net income $5.5B of Share repurchases Operating Margin 10 – 30 bps expansion10 – 30 bps expansion10 – 30 bps expansion Mid to high-single digit growthMid-single digit growthMid-single digit growth Dividend at mid 40s payout ratio of prior year net income Repurchases greater than issuances Our ambition

FY26 13 Industries Public Service$10B Banking & Capital Markets$10B Industrials$8B Consumer Goods, Retail, & Travel Services$10B Software & Platforms$5B Utilities$5B Health$5B Insurance$4B Communications & Media$5B Life Sciences$4B High Tech$2B Chemicals & Natural Resources$3B Energy$2B Cybersecurity Digital Core Finance Industry and Enterprise Song Supply Chain and Engineering Talent Markets Type of work Consulting50% Managed Services 50% Americas $37B EMEA $27B APAC $11B Core: 94% Network of Businesses: 6% Reinvention Partners A diverse and resilient business built for long-term growth

Pricing and contract profitability How we deliver for our clients Supply and demand management How we run Accenture Creating investment capacity and expanding margins at the same time

FY23 FY24 FY25 Key Operating Investments ($ Billions) $3.3B$3.0B$3.4B$3.3B $13.0B R&D Acquisition Cost1 $1.0B $1.3B $0.8B $1.2B $1.2B $1.1B $1.3B $0.9 $4.3B $4.5B Learning & Professional Development $1.0B$1.0B$1.1B$1.1B $4.2B Adjusted Operating Margin Expansion2 Adjusted EPS Growth2 20 bps10 bps 8% 10 bps 2% 20 bps 9% +60 bps 7% CAGR8% FY23-FY26FY26 1 Acquisition costs are primarily performance and retention and intangible amortization 2 Reconciliation of GAAP to non-GAAP measured provided in appendix Significant investments every year

Strong cash flow Invest in the business organically and inorganically Cash return to shareholders Intend to maintain strong investment grade credit rating and low gross leverage Disciplined Capital Allocation accenture
Investor Day

Acquisitions to fuel organic growth


~$8B
$6.6B
~$3B[1]
$4.9B
$2.5B
~$5B
$1.5B

	FY23	FY24	FY25	FY26	FY27 Estimate
Number of Acquisitions	25	46	23	17	
Approximate Inorganic Contribution[2]	2%	3%	3%	~1.5%	~2-2.5%

- Scale in high-growth areas
- Deepen industry and functional expertise
- Expand into new growth areas

1 Includes capital related to the Cyber OT acquisitions including Dragos, announced in Q4 FY26, closed in Q1 FY27
2 Inorganic contribution is based on the actual revenue recognized from an acquired business, measured on a rolling four-quarter basis following close of the acquisition.

Our Ambition Long-Term Measures of Growth Quarterly client bookings over $100 million New diamond clients Performance with our key 18 ecosystem partners Market-share gains Great Place to Work ranking Revenue per person Disciplined capital allocation Sustainable margin expansion Growth

Appendix

Year ended August 31, 2023 As reported (GAAP) Business optimization (1) Investment gains (2) Adjusted (Non-GAAP) Operating income $8,809,889 $1,063,146 — $9,873,035 Operating margin 13.7% 1.7% — 15.4% Income before income taxes 9,139,332 1,063,146 (252,920) 9,949,558 Income tax expense 2,135,802 247,365 (8,840) 2,374,327 Net income $7,003,530 $815,781 (244,080) $7,575,231 Effective tax rate 23.4% 23.3% 3.5% 23.9% Diluted earnings per share (3) $10.77 $1.28 ($0.38) $11.67 1) Costs recorded in connection with business optimization actions. 2) Gain recognized related to our investment in Duck Creek Technologies. 3) The impact of business optimization costs on diluted earnings per share is presented net of related taxes. Reconciliation of GAAP Measures to Non-GAAP Measures (in thousands of U.S. dollars, except per share amounts)

1) Costs recorded in connection with business optimization actions. 2) The impact of business optimization costs on diluted earnings per share is presented net of related taxes. Year ended August 31, 2024 As reported (GAAP) Business optimization (1) Adjusted (Non-GAAP) Operating income $9,595,847 $438,440 $10,034,287 Operating margin 14.8% 0.7% 15.5% Income before income taxes 9,699,323 438,440 10,137,763 Income tax expense 2,280,126 111,350 2,391,476 Net income $7,419,197 $327,090 $7,746,287 Effective tax rate 23.5% 25.4% 23.6% Diluted earnings per share (2) $11.44 $0.51 $11.95 Reconciliation of GAAP Measures to Non-GAAP Measures (in thousands of U.S. dollars, except per share amounts)

1) Costs recorded in connection with business optimization actions. 2) The impact of business optimization costs on diluted earnings per share is presented net of related taxes. Year ended August 31, 2025 As reported (GAAP) Business optimization (1) Adjusted (Non-GAAP) Operating income $10,225,664 $615,324 $10,840,988 Operating margin 14.7% 0.9% 15.6% Income before income taxes 10,270,393 615,324 10,885,717 Income tax expense 2,437,993 125,913 2,563,906 Net income $7,832,400 $489,411 $8,321,811 Effective tax rate 23.7% 20.5% 23.6% Diluted earnings per share (2) $12.15 $0.78 $12.93 Reconciliation of GAAP Measures to Non-GAAP Measures (in thousands of U.S. dollars, except per share amounts)

Reconciliation of GAAP Measures to Non-GAAP Measures 1) Costs recorded in connection with business optimization actions. 2) The impact of business optimization costs on diluted earnings per share is presented net of related taxes. (in thousands of U.S. dollars, except per share amounts) Year ended August 31, 2026 As reported (GAAP) Business optimization (1) Adjusted (Non-GAAP) Operating income $11,405,960 $307,541 $11,713,501 Operating margin 15.4% 0.4% 15.8% Income before income taxes 11,372,215 307,541 11,679,756 Income tax expense 2,849,333 57,232 2,906,565 Net income $8,522,882 $250,309 $8,773,191 Effective tax rate 25.1% 18.6% 24.9% Diluted earnings per share (2) $13.56 $0.41 $13.97

(in thousands of U.S. dollars) Year ended August 31,2026 Net Cash Provided by Operating Activities $12,363,346 Purchases of Property and Equipment (742,748) Free Cash Flow 11,620,598 Free cash flow

People metrics 11/30/24 2/28/25 5/31/25 8/31/25 11/30/25 2/28/26 5/31/26 8/31/26 Total Accenture Employees 798,781 801,099 790,692 779,273 783,691 786,432 798,739 814,391 YoY Growth % 8% 8% 5% 1% -2% -2% 1% 5% Sequential Growth % 3% 0% -1% -1% 1% 0% 2% 2% Rolling Four Quarters Metrics Avg Accenture Employees 759,433 773,748 786,157 791,840 790,575 786,855 786,028 791,424 Revenue Per Person – YoY Growth 0% 1% 1% 1% 2% 3% 4% 5% Revenue per person – YoY growth trend Q4 FY26 Rolling four quarters metrics from November 30, 2024 to August 31, 2026 (Unaudited) Note: Revenue per person is calculated on a rolling four-quarter basis by dividing foreign exchange-adjusted revenue by average quarterly number of employees.

Except for the historical information and discussions contained herein, statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may relate to our operations, results of operations and other matters that are based on our current expectations, estimates, assumptions, forecasts, and projections. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “positioned,” “outlook,” “strategy” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance nor promises that goals, projections, forecasts or targets will be met, and involve a number of risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed or implied. For details on the uncertainties and other factors that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see the uncertainties and other factors discussed under the “Risk Factors” heading in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”). Statements in this presentation speak only as of the date they were made. We do not undertake to update our forward-looking statements This presentation includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), which we use to measure the performance of our business, such as revenue growth as a percentage (YoY in local currency), Adjusted Operating Income, Adjusted Operating Margin, Adjusted Earnings Per Share and Free Cash Flow. Pursuant to the requirements of Regulation G, reconciliations of this non-GAAP financial information to our financial statements as prepared under GAAP are included in this presentation. Financial results “in local currency” are calculated by restating current-period activity into U.S. dollars using the comparable prior-year period’s foreign-currency exchange rates. Our management believes providing investors with this information gives additional insights into our results of operations. While our management believes that the non- GAAP financial measures herein are useful in evaluating Accenture’s operations, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP. We provide revenue guidance on a local-currency basis and not in U.S. dollars because the impact of foreign exchange rate fluctuations could vary significantly from our stated assumptions. This presentation contains data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources and commissioned studies by analyst firms. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available or commissioned information. We do not undertake to update such data after the date of this presentation. Forward-looking statements Non-GAAP financial information Market, industry and other data Market share growth is assessed against our investable basket, which is roughly two dozen of our closest global public competitors and we use a consistent methodology to compare our financial results to theirs, adjusted to exclude the impact of significant acquisitions to the date of their last publicly available results on a rolling four-quarter basis. Market share